Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cass Information Systems, Inc. ("the Company") on Form 10-Q/A for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, P. Stephen Appelbaum, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ P. Stephen Appelbaum
                                                     ---------------------------
                                                     P. Stephen Appelbaum
                                                     Chief Financial Officer
                                                     (Principal Financial and
                                                     Accounting Officer)
                                                     November 20, 2006

A signed original of this written statement required by Section 906 has been provided to Cass Information Systems, Inc. and will be retained by Cass Information Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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